Exhibit 10.1.5

FIFTH AMENDMENT to Senior SECURED Revolving Credit Agreement

This FIFTH AMENDMENT to Senior SECURED Revolving Credit Agreement, dated as of September 24, 2021 (this “Agreement”), is made by and among BATTALION OIL CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), each of the undersigned Lenders and Issuing Banks party to the Credit Agreement referenced below, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Unless otherwise indicated, all section references in this Agreement refer to the applicable section of the Credit Agreement.

PRELIMINARY STATEMENTS

A.Reference is made to that certain Senior Secured Revolving Credit Agreement dated as of October 8, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among the Borrower, each of the Lenders party thereto and the Administrative Agent.
B.The Borrower, the Administrative Agent and the Lenders party hereto have agreed to modify certain provisions of the Credit Agreement, as set forth herein.
C.In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
Section 1.Amendments to the Credit Agreement.
(a)Amendments to Section 1.02. Section 1.02 is hereby amended by:
(i)Adding the following defined terms in appropriate alphabetical order to read in its entirety as follows:

“Fifth Amendment Effective Date” means September 24, 2021.

“Proved Developed Producing Reserves” means oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and “Developing Producing Reserves”.

(ii)Deleting the defined term “Proposed Acquisition” therein.
(b)Amendment to Section 9.19(a). Section 9.19(a) is hereby amended as follows:
(i)Section 9.19(a)(i) is amended and restated in its entirety to read as follows:

(i)Swap Agreements in respect of commodities entered into not for speculative purposes with an Approved Counterparty and the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, the following limits:

(A)for the period commencing on the Fifth Amendment Effective Date and ending on December 31, 2021, the percentage of the reasonably anticipated Hydrocarbon production during such period from Proved Developed Producing Reserves of the Loan Parties hedged pursuant to Secured Swap Agreements in place as of the Fifth Amendment Effective Date,

(B)for the fiscal year ending December 31, 2022, the greater of (I) the percentage of the reasonably anticipated Hydrocarbon production during such fiscal year from Proved Developed Producing Reserves of the Loan Parties hedged pursuant to Secured Swap Agreements in place as of the Fifth Amendment Effective Date and (II) 85% of the reasonably anticipated Hydrocarbon production during such fiscal year from the total Proved Developed Producing Reserves of the Loan Parties (as forecast based upon the most recently delivered Reserve Report) of crude oil, natural gas liquids and natural gas, calculated separately (on a barrel of oil equivalent basis for natural gas),

(C)for the fiscal year ending December 31, 2023, 85% of the reasonably anticipated Hydrocarbon production during such fiscal year from the total Proved Developed Producing Reserves of the Loan Parties (as forecast based upon the most recently delivered Reserve Report) of crude oil, natural gas liquids and natural gas, calculated separately (on a barrel of oil equivalent basis for natural gas),

(D)for the fiscal year ending December 31, 2024, 70% of the reasonably anticipated Hydrocarbon production during such fiscal year from the total Proved Developed Producing Reserves of the Loan Parties (as forecast based upon the most recently delivered Reserve Report) of crude oil, natural gas liquids and natural gas, calculated separately (on a barrel of oil equivalent basis for natural gas), and

(E)for the fiscal year ending December 31, 2025, 60% of the reasonably anticipated Hydrocarbon production during such fiscal year from the total Proved Developed Producing Reserves of the Loan Parties (as forecast based upon the most recently delivered Reserve Report) of crude oil, natural gas liquids and natural gas, calculated separately (on a barrel of oil equivalent basis for natural gas).

(ii)Section 9.19(a)(ii) is hereby amended and restated in its entirety as follows.

[Reserved]

(iii)Section 9.19(a)(iii) is hereby amended and restated in its entirety as follows.

[Reserved]

(c)Amendment to Section 9.19(b). Section 9.19(b) is hereby amended as follows:
(i)Section 9.19(b)(ii) is amended and restated in its entirety to read as follows:

(ii)have a tenor longer than the applicable fiscal year periods specified in Section 9.19(a)(i)(A)-(E).

Section 2.Conditions to Effective Date. This Agreement shall not become effective until the date of satisfaction or waiver of the following conditions (the “Effective Date”):
(a)The Administrative Agent shall have received from the Loan Parties, the Administrative Agent, the Issuing Bank and Lenders constituting the Required Lenders duly executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Agreement.
(b)All reasonable out-of-pocket costs and expenses (including but not limited to the reasonable fees and disbursements incurred by counsel to the Administrative Agent) required to be paid to the Administrative Agent and the Lenders on or before the Effective Date shall have been paid.
(c)On and as of the Effective Date, after giving effect to this Agreement, (i) no Borrowing Base Deficiency, Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties contained in Section 4 of this Agreement shall be true and correct.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Section 3.Loan Document. This Agreement is a Loan Document.
Section 4.Representations and Warranties; No Borrowing Base Deficiency, Default or Event of Default. Each Loan Party represents and warrants to the Lenders that on and as of the Effective Date, after giving effect to this Agreement, (a) all representations and warranties of the Loan Parties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except in the case of any representation and warranty which (i) expressly relates to a given date, such representation and warranty shall be true and correct in all material respects as of the respective date and (ii) is qualified by a materiality or Material Adverse Effect standard in which case such representation and warranty shall be true and correct in all respects and (b) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing.
Section 5.Reaffirmation. Each Loan Party confirms and agrees that each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by it in favor of the Administrative Agent for the benefit of the Lenders, the Issuing Bank and the other secured parties pursuant to the Loan Documents in the collateral described therein shall continue to secure the Secured Obligations as and to the extent provided in the Loan Documents.
Section 6.Entire Agreement. This Agreement, the Credit Agreement, and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

There are no unwritten oral agreements between the parties. This Agreement shall not by implication or otherwise limit, impair, constitute a consent or waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or the other Loan Documents nor alter, modify, amend, or, except as expressly set forth herein, in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents all of which are ratified and affirmed in all respects and shall continue in full force and effect.
Section 7.GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTION 12.09 IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.
Section 8.Severability. Any provision of this Agreement, the Credit Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 9.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BORROWER:	BATTALION OIL CORPORATION (f/k/a Halcón Resources Corporation)

	By:	/s/ R. Kevin Andrews
Name:R. Kevin Andrews Title: EVP, CFO & Treasurer

GUARANTORS:		Halcón Holdings, LLC
BATTALION OIL MANAGEMENT, INC. (f/k/a HALCÓN RESOURCES OPERATING, INC.)
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN PERMIAN, LLC
HALCÓN OPERATING CO., INC.
HALCÓN FIELD SERVICES, LLC

	By:	/s/ R. Kevin Andrews
Name:R. Kevin Andrews Title: EVP, CFO & Treasurer

ADMINISTRATIVE AGENT AND LENDER:	BANK OF MONTREAL

	By:	/s/ Sarah Yates
Name:Sarah Yates Title: Director

LENDER:	BMO HARRIS FINANCING, INC.

	By:	/s/ Sarah Yates
Name:Sarah Yates Title: Director

LENDER:	GOLDMAN SACHS LENDING PARTNERS LLC

	By:	/s/ Dan Martis
Name:Dan Martis Title: Authorized Signatory

[Signature Page to Fifth Amendment to Senior Secured Revolving Credit Agreement]